UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 10, 2012

WMI Holdings Corp.

(Exact Name of Registrant as Specified in Its Charter)

Washington	001-14667	91-1653725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 THIRD AVENUE, SUITE 3000 SEATTLE, WASHINGTON		98101
(Address of Principal Executive Offices)		(Zip Code)

(206) 432-8887

(Registrant’s Telephone Number, Including Area Code)

Washington Mutual, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On April 10, 2012, the Audit Committee (the “Audit Committee”) of the Board of Directors of WMI Holdings Corp. (the “Company”) approved the dismissal of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm, effective immediately.

Deloitte has not performed any auditing services for the Company since on or about September 26, 2008. The Company’s financial statements for the years ended December 31, 2011 and December 31, 2010 (during these periods, the Company was in chapter 11 bankruptcy proceedings) have not been audited. As such, Deloitte has not issued a report on the Company’s consolidated financial statements for the fiscal years ended December 31, 2011 and 2010 and therefore, there is no report which could contain an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

As Deloitte performed no auditing or other services for the Company since on or about September 26, 2008, during the two fiscal years ended December 31, 2011 and 2010 and through April 10, 2012, there were (i) no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Deloitte would have caused Deloitte to make reference thereto in connection with a report, and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

On April 12, 2012, the Company provided Deloitte with a copy of the disclosures it is making in response to Item 304(a) of Regulation S-K in this Form 8-K and requested that Deloitte provide the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Deloitte agrees with the above disclosures.

(b) Newly Engaged Independent Registered Public Accounting Firm

On April 10, 2012, the Audit Committee approved the appointment of Burr Pilger Mayer, Inc. (“BPM”) as the Company’s new independent registered public accounting firm, effective immediately, to perform independent audit services for the Company. Prior to the appointment of BPM, neither the Company, nor anyone on its behalf, had consulted with BPM during the Company’s two most recent fiscal years and for fiscal year 2012 through April 10, 2012, in any matter regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that BPM concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Section 8 – Other Events

Item 8.01 Other Events.

As previously reported on the Form 8-K, filed with the SEC on March 26, 2012 (the “Emergence Date Form 8-K”), the Company emerged from chapter 11 bankruptcy proceedings on March 19, 2012 (the “Emergence Date”), at which time all of its common, preferred or other equity interests were extinguished or cancelled by operation of law into shares of new common stock in accordance with the terms of the Seventh Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, as modified and confirmed (the “Plan”). Prior to emergence and throughout the bankruptcy, the Company’s old common stock was traded on the OTC “pink sheets” under the symbol “WMI.” After emergence, the Company is aware that its new common stock has begun to trade on the pink sheets under a new symbol “WMIH” to reflect the Company’s name change.

While the Company is aware that its new common stock is trading on the “pink sheets” on an unsolicited quote basis, the Company has not taken any steps or actions to list or otherwise facilitate any trading in its new common stock. The Company believes that it is important to remind its shareholders and the market generally that the Company has no control over the trading of its securities on the pink sheets, except for the restrictions on transfer of stock contained in the Company’s Amended and Restated Articles of Incorporation (the “Articles”) and the Company’s Amended and Restated Bylaws (the “Bylaws”). The pink sheets is an electronic quotation service for securities traded over the counter. Bid quotations on the pink sheets can be sporadic and the pink sheets generally do not provide any meaningful liquidity to investors. To the knowledge of the Company, there are no market makers for the Company’s new common stock and it trades only on the pink sheets on an unsolicited quote basis. The SEC advises caution when you see “Unsolicited Quotations” posted for stock. See http://www.sec.gov/answers/unsolicitedquotations.htm. Having recently emerged from bankruptcy, there is limited information publicly available about the Company.

As previously disclosed in the Emergence Date Form 8-K, the Disclosure Statement to the Plan, and the responses to “frequently asked questions” accompanying the letter of the Official Committee of Equity Security Holders dated January 12, 2012 filed with the Disclosure Statement Order entered on January 13, 2012, the Company’s Articles and Bylaws impose significant transfer restrictions on the Company’s new common stock. These court-approved transfer restrictions have been adopted in order to protect the Company’s ability to utilize significant net operating loss carry-forwards under and in accordance with regulations promulgated by the Internal Revenue Service. Specifically, among other things, without the consent of the Board, these provisions (a) restrict the ability of a shareholder to acquire or own more than 4.75% of new common stock and (b) restrict the ability of a shareholder to dispose of new common stock if such shareholder owns, as of the Emergence Date, more than 4.75% of new common stock. The Articles provide that transactions in the Company’s new common stock in violation of these transfer restrictions will be void.

These transfer restrictions are set forth in Article VI of the Articles and Section 9.9 of the Company’s Amended and Restated Bylaws (the “Bylaws”). All shareholders and investors are advised to review the restrictions on transfer contained in the Articles and Bylaws. A restricted legend has been placed on certificates representing the Company’s new common stock. You also should consult with your legal, financial and tax advisors with respect to how these transfer restrictions potentially affect your holdings of or investment in new common stock.

While under the jurisdiction of the bankruptcy court, the Company followed the guidelines set forth in Staff Legal Bulletin No. 2 (“SLB2”) with respect to the modified reporting approach set forth in SLB2 and has not filed Annual Reports on Form 10-K, or Quarterly Reports on Form 10-Q. As disclosed above in Item 4.01(b) of this Form 8-K, the Company recently engaged BPM as its new independent auditors. BPM has been engaged to perform an audit of the balance sheet of the Company as of March 19, 2012 (the “Audited Balance Sheet”), which is the date on which the Company emerged from bankruptcy. The Company expects to file the Audited Balance Sheet as a post effective amendment to the Emergence Date Form 8-K and to resume filing periodic reports under the Securities Exchange Act of 1934 after the Emergence Date, in each case, as soon as reasonably practicable. However, the Company has only recently emerged from bankruptcy and has limited staffing and operational capacity and as a result, there can be no assurance given as to the timing of the filing of these reports.

As previously disclosed, the new board of directors has formed a Corporate Strategy & Development Committee to explore opportunities available to the Company to deploy its assets and enhance shareholder value.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K and the exhibits contain certain statements that may be deemed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on the Company’s current plans, expectations, estimates and management’s beliefs about the Company’s future performance. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates” or variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and are subject to risks and uncertainties that are difficult to predict and which may cause the Company’s actual results and performance to differ materially from those expressed or forecasted in any such forward-looking statements. These risks include, among other factors, changes in business, economic and market conditions, changes in government regulation, and changes in the competitive environment in which the Company operates. Some of the specific risks that are associated with the Company include, but are not limited to, the following: (i) the Company does not currently intend to have any of its securities listed on an exchange or a national market and, therefore, its common stock may have less liquidity than exchange-traded securities; (ii) transfers of the common stock of the Company are and will continue to be subject to certain transfer restrictions as set forth in the Articles and Bylaws; (iii) there is no guarantee that the Company will be able to successfully utilize the net operating losses that will be retained by the Company; and (iv) the Company may need to seek regulatory approval from the Hawaii State Insurance Commissioner from time to time with respect to certain aspects of WM Mortgage Reinsurance Company, Inc.’s operations. Unless required by law, the Company undertakes no obligation to update publicly any forward-looking statements. However, readers should carefully review the statements set forth in the reports, which the Company has filed or will file from time to time with the Securities and Exchange Commission.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

99.1	Press Release issued April 16, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WMI HOLDINGS CORP. (Registrant)

Date: April 16, 2012	By:	/s/ Charles Edward Smith
	Name:	Charles Edward Smith
	Title:	Interim Chief Executive Officer

EXHIBIT INDEX

99.1	Press Release issued April 16, 2012.